HIGHLAND FUNDS II

Highland Energy MLP Fund

Highland Global Allocation Fund

(each, a “Fund” and together, the “Funds”)

	Class A	Class C	Class R	Class Y
Highland Energy MLP Fund	HEFAX	HEFCX	HEFRX	HEFYX
Highland Global Allocation Fund	HCOAX	HCOCX	HCORX	HCOYX

Supplement dated June 15, 2015 to the Statement of Additional Information (“SAI”) for each Fund, dated February 1, 2015, as supplemented and amended from time to time.

This supplement provides new and additional information beyond that contained in the SAI for each Fund and should be read in conjunction with the SAI.

Portfolio Managers – Other Accounts Managed and Ownership of Securities

Effective immediately, the table following the first paragraph under the section entitled “Portfolio Managers – Other Accounts Managed and Ownership of Securities” on page 62 is updated for the Portfolio Managers of the Funds as follows:

(All information is provided as of June 15, 2015)

Fund/Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Dollar Range of Fund Securities Owned
Energy MLP Fund

James Dondero	4 Accounts with $3.35 billion in total assets managed	None	None	Over $1,000,000

Matthew Gray	None	None	None	$100,001 - $500,000

Jon Poglitsch	None	None	None	$50,001 - $100,000

Global Allocation Fund

James Dondero*	4 Accounts with $1.11 billion in total assets managed	None	None	Over $1,000,000

*HCM, which is controlled directly and indirectly by Mr. James Dondero and Mr. Mark Okada, by virtue of their respective share ownership, and its general partner, Strand Advisors, Inc., of which Mr. Dondero is the sole stockholder, invested $2 million into the Global Allocation Fund on November 11, 2014.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE SAI FOR FUTURE REFERENCE

HFII-SUP-6/15/15